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                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated February 24, 1998 except for Note 18, as to which the date is April 30, 1998, with respect to the supplemental consolidated financial statements of BEA Systems, Inc. included in this Form 8-K.


                                                           /s/ Ernst & Young LLP
                                                               ERNST & YOUNG LLP

Palo Alto, California
September 8, 1998